UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: December 21, 2005
(Date of earliest event reported)

                    Wells Fargo Asset Securities Corporation
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             (Exact name of registrant as specified in its charter)

          Delaware                     333-114847                52-1972128
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(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                 File No.)             Identification No.)

7430 New Technology Way, Frederick, Maryland                            21703
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Address of principal executive offices                                (Zip Code)

Registrant's Telephone Number, including area code (301) 846-8881

                 7485 New Horizon Way, Frederick, Maryland 21703
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. Other Events

            Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association), Structural Term Sheets and Computational Materials (each as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Lehman Brothers Inc. which are hereby filed pursuant to such letters.

ITEM 9.01 Financial Statements and Exhibits

(c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                           Description
-----------------                                     -----------

      (99) Collateral Term Sheets, Structural Term Sheets and Computational Materials prepared by Lehman Brothers Inc. in connection with Wells Fargo Home Equity Trust, Asset Backed Certificates, Series 2005-4

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WELLS FARGO ASSET SECURITIES CORPORATION

December 21, 2005

                                        By: /s/ Bradley A. Davis
                                            ------------------------------------
                                            Bradley A. Davis
                                            Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

   (99)                 Collateral Term Sheets, Structural Term         E
                        Sheets and Computational Materials
                        prepared by Lehman Brothers Inc in
                        connection with Wells Fargo Home Equity
                        Trust, Asset Backed Certificates, Series
                        2005-4